SCHEDULE OF ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS AND NET PERIODIC BENEFIT COST (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Retirement Benefits [Abstract]
Benefit obligations, Discount rate	1.75%	2.75%
Benefit obligations, Rate of increase in compensation levels:	3.00%	3.00%
Net periodic benefit cost, Discount rate	2.75%	3.75%
Net periodic benefit cost, Rate of increase in compensation levels:	3.00%	3.00%